5 of 10
Exhibit 99.2
Synovus
INCOME STATEMENT DATA
(Unaudited)
(Dollars in thousands, except per share data)

	Nine Months Ended
	September 30,
	2009	2008	Change
Interest income (taxable equivalent)	$1,151,124	1,420,730	(19.0)%
Interest expense	393,026	597,375	(34.2)

Net interest income (taxable equivalent)	758,098	823,355	(7.9)
Tax equivalent adjustment	3,619	3,487	3.8

Net interest income	754,479	819,868	(8.0)
Provision for losses on loans	1,418,485	336,016	322.1

Net interest income (loss) after provision for loan losses	(664,006)	483,852	(237.2)

Non-interest income:
Service charges on deposit accounts	88,100	82,594	6.7
Fiduciary and asset management fees	32,714	37,612	(13.0)
Brokerage and investment banking income	21,440	25,591	(16.2)
Mortgage banking income	30,949	18,323	68.9
Bankcard fees	40,098	39,788	0.8
Net gains on sales of available for sale investment securities	14,730	—	nm
Other fee income	24,145	30,039	(19.6)
Increase in fair value of private equity investments, net	7,237	17,998	(59.8)
Proceeds from sale of MasterCard shares	8,351	16,186	(48.4)
Proceeds from redemption of Visa shares	—	38,542	nm
Other non-interest income	25,620	39,957	(35.9)

Total non-interest income	293,384	346,630	(15.4)

Non-interest expense:
Salaries and other personnel expense	327,119	346,342	(5.6)
Net occupancy and equipment expense	93,910	93,188	0.8
FDIC insurance and other regulatory fees	58,401	18,210	220.7
Foreclosed real estate	320,171	64,764	nm
Losses on other loans held for sale	1,703	9,944	(82.9)
Visa litigation (recovery) expense	(4,067)	(11,082)	nm
Goodwill impairment	—	36,887	nm
Professional fees	28,436	20,311	40.0
Restructuring charges	6,342	13,299	(52.3)
Other operating expenses	136,612	150,559	(9.3)

Total non-interest expense	968,627	742,422	30.5

Income (loss) before income taxes	(1,339,249)	88,060	nm
Income tax expense (benefit)	(194,604)	28,741	nm

Net income (loss)	(1,144,645)	59,319	nm

Net income (loss) attributable to non-controlling interest	2,365	6,347	(62.7)

Net income (loss) attributable to controlling interest	(1,147,010)	52,972	nm

Dividends and accretion of discount on preferred stock	42,675	—	nm

Net income (loss) available to common shareholders	$(1,189,685)	52,972	nm

Basic EPS	$(3.55)	0.16	nm

Diluted EPS	(3.55)	0.16	nm
Cash dividends declared per share	0.03	0.40	(92.5)

Return on average assets *	(4.41)%	0.21	(462	)bp
Return on average common equity *	(63.52)	2.06	nm

Average shares outstanding — basic	334,808	329,195	1.7%
Average shares outstanding — diluted	334,808	331,317	1.1

nm	— not meaningful

*	— ratios are annualized

6 of 10
Synovus
INCOME STATEMENT DATA
(Unaudited)
(Dollars in thousands, except per share data)

	2009			2008		3rd Quarter
	Third	Second	First	Fourth	Third	’09 vs. ’08
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest income (taxable equivalent)	$377,839	385,710	387,574	441,749	456,400	(17.2)%
Interest expense	121,989	127,883	143,154	182,312	187,425	(34.9)

Net interest income (taxable equivalent)	255,850	257,827	244,420	259,437	268,975	(4.9)
Tax equivalent adjustment	1,219	1,219	1,181	1,412	1,177	3.6

Net interest income	254,631	256,608	243,239	258,025	267,798	(4.9)
Provision for losses on loans	496,522	631,526	290,437	363,867	151,351	nm

Net interest income (loss) after provision for loan losses	(241,891)	(374,918)	(47,198)	(105,842)	116,447	(307.7)

Non-interest income:
Service charges on deposit accounts	29,699	29,702	28,699	29,244	28,132	5.6
Fiduciary and asset management fees	11,244	10,657	10,815	11,168	12,095	(7.0)
Brokerage and investment banking income	7,047	7,521	6,871	7,528	7,898	(10.8)
Mortgage banking income	7,037	14,590	9,322	5,170	4,476	57.2
Bankcard fees	13,663	13,755	12,681	13,365	13,371	2.2
Net gains on sales of investment securities available for sale	14,730	—	—	45	—	nm
Other fee income	7,733	8,722	7,690	7,207	8,773	(11.9)
Increase (decrease) in fair value of private equity investments, net	(853)	8,090	—	6,996	13,052	nm
Proceeds from sale of MasterCard shares	—	8,351	—	—	—	nm
Other non-interest income	6,497	6,450	12,670	7,838	11,158	(41.8)

Total non-interest income	96,797	107,838	88,748	88,561	98,955	(2.2)

Non-interest expense:
Salaries and other personnel expense	105,825	109,315	111,979	112,586	114,535	(7.6)
Net occupancy and equipment expense	31,537	30,727	31,647	31,255	31,852	(1.0)
FDIC insurance and other regulatory fees	15,341	30,061	12,999	6,950	5,960	157.4
Foreclosed real estate	101,437	172,404	46,330	71,915	43,205	nm
Losses (gains) on other loans held for sale	608	1,160	(65)	(35)	—	nm
Visa litigation (recovery) expense	(4,067)	—	—	(6,390)	6,347	nm
Goodwill impairment	—	—	—	442,730	9,887	nm
Professional fees	11,124	10,355	6,957	9,973	6,909	61.0
Restructuring charges	(413)	397	6,358	2,826	9,048	(104.6)
Other operating expenses	47,561	41,897	47,151	51,389	47,341	0.5

Total non-interest expense	308,953	396,316	263,356	723,199	275,084	12.3

Loss before income taxes	(454,047)	(663,396)	(221,806)	(740,480)	(59,682)	nm
Income tax benefit	(30,382)	(79,143)	(85,077)	(106,435)	(24,211)	nm

Net loss	(423,665)	(584,253)	(136,729)	(634,045)	(35,471)	nm

Net income (loss) attributable to non-controlling interest	(255)	2,677	(57)	1,365	4,650	nm

Net loss attributable to controlling interest	(423,410)	(586,930)	(136,672)	(635,410)	(40,121)	nm

Dividends and accretion of discount on preferred stock	14,258	14,225	14,192	2,057	—	nm

Net loss available to common shareholders	$(437,668)	(601,155)	(150,864)	(637,467)	(40,121)	nm

Basic EPS	$(1.27)	(1.82)	(0.46)	(1.93)	(0.12)	nm

Diluted EPS	(1.27)	(1.82)	(0.46)	(1.93)	(0.12)	nm

Cash dividends declared per common share	0.01	0.01	0.01	0.06	0.06	(83.3)

Return on average assets *	(4.90)%	(6.76)%	(1.58)	(7.17)	(0.47)	nm
Return on average common equity *	(80.08)	(93.11)	(22.16)	(76.33)	(4.73)	nm

Average common shares outstanding — basic	344,626	329,850	329,785	329,691	329,438	4.6%
Average common shares outstanding — diluted	344,626	329,850	329,785	329,691	329,438	4.6

nm	— not meaningful

*	— ratios are annualized

7 of 10
Synovus
BALANCE SHEET DATA
(Unaudited)
(In thousands, except share data)

	September 30, 2009	December 31, 2008	September 30, 2008
ASSETS
Cash and due from banks	$401,778	524,327	497,419
Interest bearing funds with Federal Reserve Bank	2,822,577	1,206,168	—
Interest earning deposits with banks	12,771	10,805	2,845
Federal funds sold and securities purchased under resale agreements	180,194	388,197	269,600
Trading account assets	13,403	24,513	101,889
Mortgage loans held for sale, at fair value	112,115	133,637	105,068
Other loans held for sale	80,945	3,527	13,554
Investment securities available for sale, at fair value	3,298,815	3,770,022	3,709,441

Loans, net of unearned income	26,331,739	27,920,177	27,647,983
Allowance for loan losses	(918,468)	(598,301)	(463,836)

Loans, net	25,413,271	27,321,876	27,184,147

Premises and equipment, net	588,179	605,019	595,646
Goodwill	39,280	39,521	482,251
Other intangible assets, net	17,775	21,266	23,579
Other assets	1,633,014	1,737,391	1,353,702

Total assets	$34,614,117	35,786,269	34,339,141

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$4,018,045	3,563,619	3,479,314
Interest bearing deposits	24,036,146	25,053,560	24,369,549

Total deposits	28,054,191	28,617,179	27,848,863

Federal funds purchased and other short-term borrowings	1,030,520	725,869	674,501
Long-term debt	1,963,136	2,107,173	2,120,546
Other liabilities	376,534	516,541	286,348

Total liabilities	31,424,381	31,966,762	30,930,258

Equity:
Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	926,014	919,635	—
Common stock, par value $1.00 (2)	486,073	336,011	335,972
Additional paid-in capital	1,591,374	1,165,875	1,114,130
Treasury stock, at cost (3)	(114,155)	(114,117)	(114,117)
Accumulated other comprehensive income	108,032	129,253	36,253
Retained earnings	155,459	1,350,501	2,006,039

Total shareholders’ equity	3,152,797	3,787,158	3,378,277
Non-controlling interest in subsidiaries	36,939	32,349	30,606

Total equity	3,189,736	3,819,507	3,408,883

Total liabilities and equity	$34,614,117	35,786,269	34,339,141

(1)	Preferred shares outstanding: 967,870 at September 30, 2009 and December 31, 2008.

(2)	Common shares outstanding: 480,387,653; 330,334,111; and 330,294,672 at September 30, 2009, December 31, 2008, and September 30, 2008, respectively.

(3)	Treasury shares: 5,685,638; 5,676,830; and 5,676,830 at September 30, 2009, December 31, 2008 and September 30, 2008, respectively.

8 of 10
Synovus
AVERAGE BALANCES AND YIELDS/RATES *
(Unaudited)
(Dollars in thousands)

	2009			2008
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Interest Earning Assets
Taxable investment securities	$3,209,718	3,353,382	3,455,091	3,549,643	3,548,227
Yield	5.06%	5.16	5.22	4.94	5.06
Tax-exempt investment securities	$98,435	107,626	116,163	122,332	128,241
Yield (taxable equivalent)	7.06%	7.08	6.91	6.79	6.74
Trading account assets	$13,439	19,984	22,580	29,727	30,584
Yield	8.22%	5.57	6.02	5.10	6.77
Commercial loans	$22,849,619	23,572,578	23,525,450	23,870,384	23,302,028
Yield	4.73%	4.72	4.77	5.46	5.78
Consumer loans	$4,303,592	4,335,897	4,353,580	4,347,332	4,267,477
Yield	5.37%	5.38	5.50	5.88	6.19
Allowance for loan losses	$(905,700)	(663,355)	(627,110)	(473,875)	(422,331)

Loans, net	$26,247,511	27,245,120	27,251,920	27,743,841	27,147,174
Yield	5.01%	4.96	5.01	5.63	5.95
Mortgage loans held for sale	$194,158	268,933	247,937	98,362	108,873
Yield	5.39%	4.94	5.46	5.96	6.91
Federal funds sold, due from Federal Reserve Bank and other short-term investments	$1,653,546	996,754	1,214,897	642,396	211,323
Yield	0.24%	0.24	0.31	0.60	1.88
Federal Home Loan Bank and Federal Reserve Bank stock (1)	$139,230	132,346	117,205	121,994	122,088
Yield	1.38%	0.54	0.66	0.20	3.61

Total interest earning assets	$31,556,037	32,124,145	32,425,793	32,308,295	31,296,510
Yield	4.76%	4.83	4.84	5.44	5.81

Interest Bearing Liabilities

Interest bearing demand deposits	$3,310,924	3,582,954	3,602,371	3,201,355	3,076,447
Rate	0.42%	0.45	0.49	0.80	1.07
Money market accounts	$6,309,578	6,241,764	6,272,015	6,129,751	6,771,080
Rate	1.23%	1.24	1.30	1.80	2.19
Savings deposits	$477,909	477,752	452,206	442,623	457,526
Rate	0.15%	0.15	0.16	0.22	0.25
Time deposits under $100,000	$3,030,346	3,126,984	3,222,601	3,264,401	3,055,465
Rate	2.86%	3.13	3.41	3.64	3.69
Time deposits over $100,000	$5,281,529	5,355,736	5,555,084	5,386,772	4,731,468
Rate	2.73%	3.04	3.31	3.63	3.79
National market brokered money market accounts	$1,365,477	1,885,214	2,073,734	1,982,179	1,271,113
Rate	0.77%	0.75	0.82	1.27	2.27
National market brokered time deposits	$3,941,977	3,203,546	3,718,570	4,549,172	3,968,783
Rate	2.66%	3.09	3.38	3.70	3.61

Total interest bearing deposits	$23,717,740	23,873,950	24,896,581	24,956,253	23,331,882
Rate	1.85%	1.96	2.16	2.58	2.77
Federal funds purchased and other short-term liabilities	$1,194,759	1,166,785	578,717	876,330	1,459,097
Rate	0.37%	0.36	0.59	0.90	1.94
Long-term debt	$1,906,320	2,090,710	1,964,064	2,106,785	2,119,321
Rate	2.14%	1.94	2.07	3.44	3.32

Total interest bearing liabilities	$26,818,819	27,131,445	27,439,362	27,939,368	26,910,300
Rate	1.80%	1.89	2.11	2.59	2.77

Non-interest bearing demand deposits	$4,069,108	3,812,876	3,611,958	3,508,753	3,463,563

Net interest margin	3.22%	3.23	3.05	3.20	3.42

*	Yields and rates are annualized.

(1)	Included as a component of Other Assets on the balance sheet

Synovus	9 of 10
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	September 30, 2009
		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans

Multi-Family	$864,849	3.3%	$9,074	0.6%
Hotels	1,023,492	3.9	230,307	15.2
Office Buildings	1,075,011	4.1	13,059	0.9
Shopping Centers	1,078,436	4.1	21,546	1.4
Commercial Development	699,532	2.6	59,168	3.9
Warehouses	497,062	1.9	9,081	0.6
Other Investment Property	580,696	2.2	12,160	0.7

Total Investment Properties	5,819,078	22.1	354,395	23.3

1-4 Family Construction	991,368	3.8	226,653	14.9
1-4 Family Perm / Mini-Perm	1,355,111	5.1	69,332	4.6
Residential Development	1,521,939	5.8	370,815	24.4

Total 1-4 Family Properties	3,868,418	14.7	666,800	43.9

Land Acquisition	1,485,568	5.6	201,769	13.3

Total Commercial Real Estate	11,173,064	42.4	1,222,964	80.5

Commercial , Financial, and Agricultural	6,328,176	24.0	165,846	10.9
Owner-Occupied	4,587,747	17.5	66,449	4.4

Total Commercial & Industrial	10,915,923	41.5	232,295	15.3
Home Equity	1,729,458	6.6	15,119	1.1
Consumer Mortgages	1,667,593	6.3	41,493	2.7
Credit Card	288,147	1.1	—	—
Other Retail Loans	579,797	2.2	7,178	0.5

Total Retail	4,264,995	16.2	63,790	4.3
Unearned Income	(22,243)	(0.1)	—	—

Total	$26,331,739	100.0%	$1,519,049	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)

	Total Loans		3Q09 vs. 4Q08		3Q09 vs. 3Q08
Loan Type	September 30, 2009	December 31, 2008	% change (1)	September 30, 2008	% change

Multi-Family	$864,849	589,708	62.4%	$565,937	52.8%
Hotels	1,023,492	965,886	8.0	818,328	25.1
Office Buildings	1,075,011	1,036,837	4.9	1,000,245	7.5
Shopping Centers	1,078,436	1,090,807	(1.5)	1,024,988	5.2
Commercial Development	699,532	763,962	(11.3)	811,172	(13.8)
Warehouses	497,062	461,402	10.3	453,672	9.6
Other Investment Property	580,696	614,149	(7.3)	613,333	(5.3)

Total Investment Properties	5,819,078	5,522,751	7.2	5,287,675	10.0

1-4 Family Construction	991,368	1,611,779	(51.5)	1,750,756	(43.4)
1-4 Family Perm / Mini-Perm	1,355,111	1,441,798	(8.0)	1,411,783	(4.0)
Residential Development	1,521,939	2,123,669	(37.9)	2,231,299	(31.8)

Total 1-4 Family Properties	3,868,418	5,177,246	(33.8)	5,393,838	(28.3)

Land Acquisition	1,485,568	1,620,370	(11.1)	1,636,548	(9.2)

Total Commercial Real Estate	11,173,064	12,320,367	(12.5)	12,318,061	(9.3)

Commercial , Financial, and Agricultural	6,328,176	6,747,928	(8.3)	6,728,621	(6.0)
Owner-Occupied	4,587,747	4,499,339	2.6	4,313,167	6.4

Total Commercial & Industrial	10,915,923	11,247,267	(3.9)	11,041,788	(1.1)

Home Equity	1,729,458	1,725,075	0.3	1,682,598	2.8
Consumer Mortgages	1,667,593	1,763,449	(7.3)	1,761,057	(5.3)
Credit Card	288,147	295,055	(3.1)	291,162	(1.0)
Other Retail Loans	579,797	606,347	(5.9)	595,220	(2.6)

Total Retail	4,264,995	4,389,926	(3.8)	4,330,037	(1.5)
Unearned Income	(22,243)	(37,383)	(54.1)	(41,903)	(46.9)

Total	$26,331,739	27,920,177	(7.6)%	$27,647,983	(4.8)%

(1)	Percentage change is annualized.

Synovus	10 of 10
CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)

	2009			2008		3rd Quarter
	Third	Second	First	Fourth	Third	’09 vs. ’08
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans	$1,519,049	1,472,242	1,415,268	920,506	768,050	97.8%
Impaired Loans Held for Sale (1)	40,932	34,938	22,751	3,527	13,554	202.0
Other Real Estate	187,494	210,968	287,246	246,121	215,082	(12.8)
Nonperforming Assets (2)	1,747,475	1,718,148	1,725,265	1,170,154	996,686	75.3

Allowance for Loan Losses	918,468	918,723	642,422	598,301	463,836	98.0

Net Charge-Offs — Quarter	496,777	355,224	246,314	229,402	105,328	371.6
Net Charge-Offs — YTD	1,098,315	601,538	246,314	469,195	239,793	358.0
Net Charge-Offs / Average Loans — Quarter (3)	7.33%	5.09	3.53	3.25	1.53
Net Charge-Offs / Average Loans — YTD (3)	5.30	4.31	3.53	1.71	1.18

Nonperforming Loans / Loans	5.77	5.34	5.10	3.30	2.78
Nonperforming Assets / Loans, Other Loans Held for Sale & ORE	6.58	6.17	6.15	4.15	3.58
Allowance / Loans	3.49	3.33	2.32	2.14	1.68

Allowance / Nonperforming Loans	60.46	62.40	45.39	65.00	60.39

Past Due Loans over 90 days and Still Accruing	$43,816	31,018	31,316	38,794	49,868	(12.1)%
As a Percentage of Loans Outstanding	0.17%	0.11	0.11	0.14	0.18

Total Past Dues Loans and Still Accruing	$356,456	331,731	587,014	362,538	403,180	(11.6)
As a Percentage of Loans Outstanding	1.35%	1.20	2.12	1.30	1.46

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value.

(2)	During the third quarter of 2009, Synovus revised its definition of nonperforming assets to exclude loans that have been restructured and remain on accruing status. These loans are not considered to be nonperforming because they are performing in accordance with the restructured terms. This change provides a presentation that is more consistent with industry practice. All prior periods have been reclassified to conform to the new presentation. Accruing restructured loans total $192.6 million at September 30, 2009.

(3)	Ratio is annualized.
SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)

	September 30, 2009	December 31, 2008	September 30, 2008
Tier 1 Capital	$2,989,723	3,602,848	2,842,587
Total Risk-Based Capital	3,943,337	4,674,476	3,936,665
Tier 1 Capital Ratio	10.54%	11.22	8.81
Tier 1 Common Equity Ratio	7.24	8.33	8.78
Total Risk-Based Capital Ratio	13.90	14.56	12.20
Leverage Ratio	8.80	10.28	8.49
Common Equity as a Percentage of Total Assets (2)	6.43	8.01	9.84
Tangible Common Equity as a Percentage of Tangible Assets (3)	6.28	7.86	8.49
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	7.65	8.74	8.90
Book Value Per Common Share (4)	$4.64	8.68	10.23
Tangible Book Value Per Common Share (3)	4.52	8.50	8.70

(1)	Current quarter regulatory capital information is preliminary.

(2)	Common equity consists of Total Equity less Cumulative Perpetual Preferred Stock.

(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.

(4)	Book Value Per Common Share consists of Total Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.